EXHIBIT 10.2











                                 $500,000.00 US


                           REVOLVING CREDIT AGREEMENT

                                     Between

                               ROLAND SCHOENEBERG

                                       and

                             FINCA CONSULTING, INC.





                             Dated December 12, 1997

                           REVOLVING CREDIT AGREEMENT

     THIS AGREEMENT is made as of December 12, 1997, by and between Roland Schoeneberg (the "Borrower"), and Finca Consulting, Inc., a Colorado corporation (the "Lender.").

                              B A C K G R O U N D :

     WHEREAS, the Borrower is an officer and director of the Lender and both parties desire to document Borrower's outstanding loans from the Lender, and, establish a certain credit limit to provide for the repayment of these borrowings to the lender, and;

     WHEREAS, the Borrower and Lender desire to set forth in this document all of the terms and conditions that shall govern their credit relationship.

     NOW, THEREFORE, in consideration of the mutual promises made by the parties to each other, it is agreed as follows:

SECTION 1.  AMOUNT AND TERMS OF LOAN COMMITMENT AND LOANS

     1.1 The Loan Commitment. Subject to the terms and conditions of this Agreement, the Lender agrees to make revolving credit loans (individually, a "Loan"; collectively, the "Loans") to the Borrower from time to time during the period (the "Loan Commitment Period", commencing upon the date hereof and terminating on the second anniversary date (the "Termination Date") in an aggregate principal amount at any one time outstanding not to exceed $500,000.00 (the "Loan Commitment"). Lender and Borrower hereby acknowledge that Lender has previously loaned to Borrower certain sums whose aggregate outstanding balance is $330,859.00 as of the date hereof; the parties agree that his amount shall be deemed a "Loan" for all purposes under this Agreement and currently outstanding under the Loan Commitment.

     1.2 The Note. The Loans made by the Lender shall be evidenced by a promissory note of the Borrower in the form of Exhibit A, with appropriate insertions, which shall be payable to the order of the Lender and shall represent the obligation of the Borrower to pay the amount of the Loan or, if less, the aggregate unpaid principal amount of all Loans made by the Lender, with interest thereon as prescribed in Section 1.5. The Note shall (a) be dated the date hereof, (b) be stated to mature on the Termination Date and (c) bear interest for the period from the date hereof until paid in full on the unpaid principal amount thereof from time to time outstanding at the rates prescribed in Section 1.5.

     1.3 Procedure for Borrowing Under Loan Commitment. The Borrower may borrow under the Loan Commitment at any time during the Loan Commitment Period.

     1.4 Optional Prepayment The Borrower may, at his option, prepay the Note without premium or penalty, in whole or in part.

     1.5 Interest Rates. (a) The Loans shall bear interest (calculated on the basis of a 360-day year for the actual number of days elapsed) on the unpaid principal amount thereof at a rate per annum equal to 5% payable annually.

     (b) If all or a portion of the principal amount of any of the Loans shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue principal amount shall bear interest at the rate of 5% per annum, to the extent permitted by law.

     1.6 Maturity of Loans. The outstanding principal amount of the Loans shall be due and payable on the Termination Date.

     1.7 Previous Advances. The Lender and the Borrower acknowledge that the amount of $330,859.00 US has been previously advanced by the Lender to the Borrower and represents the aggregate outstanding principal balance due as of the date hereof. Provided that the Borrower has made all payments required to be paid hereunder and is not in default, the Lender may, upon Borrower's request, lend additional sums up to the Loan Commitment amount of $500,000.00 US.

SECTION 2. COVENANTS

     2.1 Payment of Note. The Borrower shall pay the principal of, and interest on, the Note on the dates and in the manner provided herein and in the Note.

     2.2 Personal Financial Statements. The Borrower covenants and agrees that so long as the Loan Commitment shall be in effect or any sum under the Note shall be outstanding, the Borrower will deliver to the Lender, as soon as available, but not later than 120 days after the close of each calendar year, the personal financial statement of the Borrower, as at the end of such calendar year.

     2.3 Notice of Default. If any one or more events occur which constitute a Default or an Event of Default, upon obtaining knowledge thereof, the Borrower will forthwith give notice to the Lender, specifying the nature and status of the Default or Event of Default.


     2.4 Covenant of the Borrower. The Borrower covenants and agrees that from and after the date hereof he shall pay the Loan according to its terms.

SECTION 3. REPRESENTATIONS AND WARRANTIES

     In order to induce the Lender to enter into this Agreement and to make the Loans hereunder, the Borrower hereby represents and warrants as follows:

     3.1. No Conflict. Neither the execution and delivery of this Agreement nor the performance by the Borrower of the transactions contemplated hereby will violate or conflict with any agreement to which the Borrower is a party or result in the acceleration of, or entitle any party to accelerate the maturity or the cancellation of the performance of any obligation under, or result in the creation or imposition of any Lien in or upon the assets of the Borrower or constitute a default (or an event which might, with the passage of time.or the giving of notice, or both, constitute a default) under any contract; to the best of Borrower's knowledge, any order, judgment, regulation or ruling of any Governmental or Regulatory Body to which the Borrower is a party or by which any of his property or assets may be bound or affected or to the best of Borrower's knowledge, with any provision of any law, rule, regulation, order, judgment, or ruling of any Governmental or Regulatory Body applicable to the Borrower.

     3.2 Litigation. There are no outstanding orders, judgments, injunctions, investigations, awards or-decrees of any court, Governmental or Regulatory Body or arbitration tribunal by which the Borrower or any of his assets, properties or business is bound. There are no actions, suits, claims, legal, administrative or arbitration proceedings pending or, to the best knowledge of the Borrower, overtly threatened (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) against or affecting the Borrower or any of his assets or properties, that, individually or in the aggregate, could, if determined adversely to the Borrower have a Material Adverse Effect, nor, to the best knowledge of the Borrower, are there any facts which are likely to give rise to any such action, suit, claim, investigation or legal, administrative or arbitration proceeding.

SECTION 4. CONDITIONS TO SUBSEQUENT ADVANCES

     The obligation of the Lender to permit Borrower's previous loans to be included in the Loan Commitment and to make any subsequent advance pursuant to this Agreement shall be subject to compliance by the Borrower with his agreements herein contained, and, shall be subject to Borrower executing and delivering to Lender the Note in the form annexed hereto as Exhibit A.

SECTION 5. CONDITIONS TO ALL LOANS. The obligation of the Lender to make any Loan to the Borrower and to permit previous borrowings to be accumulated and added to the Loan Commitment under this Agreement is subject to fulfillment of the following conditions precedent to the satisfaction of the Lender:

     5.1 Representations and Warranties. The representations and warranties made by the Borrower in this Agreement and in any certificate, document or financial or other statement furnished at any time hereunder shall be true and correct in all material respects unless stated to relate to a specific earlier date.

     5.2 No Default or Event of Default. No Default or Event of Default shall have occurred under this Agreement or under the terms of the Note.

SECTION 6. DEFAULTS AND REMEDIES

     6.1 Events of Default. Event of Default, whenever used herein means any of the following events:

            (a) the Borrower defaults in the due and punctual payment of principal of, interest on, or any other amount owing in respect of, the Note when and as the same shall become due and payable, and continuance of such default for a period of 5 Business Days after receipt of notice; or

            (b) the Borrower defaults in the performance or observance of any covenant or agreement of the Borrower in this Agreement or the Note and the continuance of such default for a period of 30 calendar days after there has been given to the Borrower by the Lender a written notice specifying such default and requiring it to be remedied; or

            (c) the Borrower shall (i) default in any payment of principal of or interest on any Loan or (ii) default in the observance or performance of any agreement or condition relating to any such Loan or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause (immediately or with the giving of notice or lapse of time or both) any such Loan to become due prior to its stated maturity; or

            (d) the Borrower, either pursuant to or within the meaning of any applicable bankruptcy or insolvency law: (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case,
(iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (iv) makes a general assignment for the benefit of its creditors; or

     (e) a court of competent jurisdiction enters an order or decree under any applicable bankruptcy or insolvency law that: (i) is for relief against the Borrower in an involuntary case, (ii) appoints a custodian of the Borrower for any substantial part of all the property of the Borrower, or (iii) orders the liquidation of the Borrower; and the order or decree remains unstayed and in effect for 60 days.

     The term Custodian means any receiver, trustee, assignee, custodian, liquidator or similar official under any applicable bankruptcy or insolvency law.

     6.2 Acceleration of Maturity. If an Event of Default occurs and is continuing, then and in every such case the Lender may, declare the principal of the Note to be due and payable immediately and the Loan Commitment to be terminated, by a notice in writing to the Borrower, and upon any such declaration the principal of the Note shall become immediately due and payable and the Loan Commitment shall be terminated.

SECTION 7. MISCELLANEOUS

     7.1 Amendments and Waiver. This Agreement and the Note may be amended, and the terms hereof waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance.

     7.2 Notices. Any notice, demand or delivery pursuant to the provisions hereof shall be sufficiently given or made if sent by hand or by registered or certified mail, postage prepaid, addressed to the Lender at Finca Consulting, Inc., Koenigsalle 106, 40215 Dusseldorf, Germany, Attention: Roland Schoeneberg, Vice President or, except as otherwise expressly provided herein, to the Borrower at Am Klausenberg 52, 5u09 Klon-Bruk, Germany, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery. Any such notice shall be deemed given when so delivered personally or, by telecopy, or if mailed, five (5) days following the deposit with a reputable overnight courier.

     7.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey without regard to principles of conflicts of law.

     7.4 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     7.5 Successors and Assigns. This Agreement and each document and certificate delivered pursuant thereto shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and permitted assigns, except that neither the Borrower nor the Lender may assign or transfer any of its rights under this Agreement or the Note without the prior written consent of the other.

     7.6 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Lender.

     7.7 Severability. Any provision of this Agreement or the Note which is prohibited, invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the,extent of such prohibition, invalidity or unenforceability without invalidating the remaining provisions hereof, and any such prohibition, invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction or any other provision of this Agreement or the Note.

     7.8 Investment. The Lender is acquiring the Note for its own account and not with a view to resale.

     7.9 Entire Agreement. This Agreement, including Exhibit A annexed hereto and incororated herein by reference, and the agreements, certificates and other documents delivered pursuant to this Agreement contain the entire agreement among the parties with respect to the transactions described herein, and supersede all prior agreements, written or oral, with respect thereto.

     7.10 Indemnification. The Borrower agrees to indemnify, defend and hold harmless the Lender and its respective shareholders, officers, directors, employees, and any Affiliates of the foregoing, and their successors and assigns (collectively, the Lender Group) from and against any and all losses, liabilities (including punitive or exemplary damages and fines or penalties and any interest thereon), expenses (including reasonable fees and disbursements of counsel and expenses of investigation and defense), claims, Liens or other obligations of any nature whatsoever (hereinafter individually, a "Loss" and collectively, "Losses") which, directly or indirectly, arise out of, result form or relate to, (i) any inaccuracy in or any breach of any representation or warranty of the Borrower contained in Section 4, and (ii) any breach of any covenant of the Borrower contained in this Agreement or in any other document contemplated by this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        LENDER:

                                        FINCA CONSULTING, INC.


                                        By: /s/Volker Montag
                                            ------------------------
                                            Volker Montag, President


                                        BORROWER:


                                         /s/Roland Schoeneberg
                                         ----------------------
                                         Roland Schoeneberg

                                    EXHIBIT A
                                 PROMISSORY NOTE

$500,000.00 US                                             December 12, 1997
                                                           Dusseldorf, Germany

     FOR VALUE RECEIVED, the undersigned, Roland Schoeneberg, an individual (the "Borrower"), hereby unconditionally promises to pay to the order of Finca Consulting, Inc., a Colorado corporation (the "Lender"), at Koenigsalle 106, 40215 Dusseldorf, Germany, Attention: Volker Montag, President, in Dollars, US, the lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (i) $500,000.00 US and (ii) the aggregate unpaid principal amount of all Loans made by the Lender to the undersigned and accrued interest, if any, on or before the second anniversary date hereof as set forth in Section 1.1 of the Revolving Credit Agreement, dated as of the date hereof, between the undersigned and the Lender (the "Credit Agreement"). Capitalized terms used herein shall have the same meanings as set forth in the Credit Agreement, unless otherwise defined herein.

     The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof until such amount shall be paid (whether at the stated maturity, by acceleration or otherwise) on the dates and at the applicable rates per annum as provided in
Section 1.5 of the Credit Agreement.

     If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     This Note is the Note referred to in the Credit Agreement and is entitled to the benefits thereof and is subject to the terms and conditions provided therein.

     Except  as  expressly   provided  herein,  the  undersigned  hereby  waives
presentation, demand, protest and all other notices of any kind.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New Jersey without regard to principles of conflicts of law.

                                        LENDER:

                                        FINCA CONSULTING, INC.


                                        By: /s/Volker Montag
                                            ------------------------
                                            Volker Montag, President


                                        BORROWER:


                                         /s/Roland Schoeneberg
                                         ----------------------
                                         Roland Schoeneberg

                                 PROMISSORY NOTE

$500,000.00 US                                            December 12, 1997
                                                          Dusseldorf, Germany

     FOR VALUE RECEIVED, the undersigned, Roland Schoeneberg, an individual (the "Borrower"), hereby unconditionally promises to pay to the order of Finca Consulting, Inc., a Colorado corporation (the "Lender"), at Koenigsalle 106, 40215 Dusseldorf, Germany, Attention: Volker Montag, President, in Dollars, US, the lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (i) $500,000.00 US and (ii) the aggregate unpaid principal amount of all Loans made by the Lender to the undersigned and accrued interest, if any, on or before the second anniversary date hereof as set forth in Section 1.1 of the Revolving Credit Agreement, dated as of the date hereof, between the undersigned and the Lender (the "Credit Agreement"). Capitalized terms used herein shall have the same meanings as set forth in the Credit Agreement, unless otherwise defined herein.

     The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof until such amount shall be paid (whether at the stated maturity, by acceleration or otherwise) on the dates and at the applicable rates per annum as provided in
Section 1.5 of the Credit Agreement.

     If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     This Note is the Note referred to in the Credit Agreement and is entitled to the benefits thereof and is subject to the terms and conditions provided therein.

     Except  as  expressly   provided  herein,  the  undersigned  hereby  waives
presentation, demand, protest and all other notices of any kind.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New Jersey without regard to principles of conflicts of law.

                                        LENDER:

                                        FINCA CONSULTING, INC.


                                        By: /s/Volker Montag
                                            ------------------------
                                            Volker Montag, President


                                        BORROWER:


                                         /s/Roland Schoeneberg
                                         ----------------------
                                         Roland Schoeneberg